Exhibit 99.1

For Financial Inquiries, Contact:
Lynne Farris Sybase Investor Relations lfarris@sybase.com (925) 236-8797

For Press Inquiries, Contact:
Heather Peterson Sybase Public Relations heatherp@sybase.com (925) 236-6517

SYBASE REPORTS STRONG 2005 FIRST QUARTER RESULTS,
EXCEEDING FIRST CALL CONSENSUS ESTIMATES
License Revenues Increase 8%
Mobile & Wireless Business Grows 38%

DUBLIN, Calif. – April 19, 2005 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported that total license revenues increased 8% for the first quarter ended March 31, 2005 compared with the same quarter a year ago. Total revenues for the quarter increased 5% to $191.9 million from total revenues of $183.2 million for the first quarter of 2004.

     Pro forma net income for the first quarter reached $20.6 million, or earnings of $0.22 per share on a diluted basis (EPS). This compares with pro forma net income of $18.2 million, or EPS of $0.18 for the 2004 first quarter. Net income for the 2005 first quarter calculated in accordance with generally accepted accounting principles (GAAP) was $13.3 million, or EPS of $0.14, versus GAAP net income of $13.2 million, or EPS of $0.13 for the 2004 first quarter. Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP amounts for the first quarter ended March 31, 2005.

     “We’re proud of our results this quarter,” said John Chen, chairman, CEO, and president of Sybase. “Our performance was driven by ongoing growth in our mobile/wireless segment and substantial growth in our flagship database business. It’s clear the investment we made over the past year in building and training our sales force is paying dividends, as we executed very well in a soft environment.”

     “Additionally, we generated strong cash flow from operations and increased profitability on a GAAP and pro forma basis. With leading-edge technology, financial strength, and a strong management team guiding our initiatives, we’re confident in our ability to advance our goals in 2005 and beyond,“ concluded Mr. Chen.

Balance Sheet and Other Data

     At March 31, 2005, Sybase reported $899.3 million in cash and cash investments, including restricted cash of $8.0 million. The company generated $70.0 million in cash flow from operations in the first quarter.

     Sybase repurchased approximately $130 million worth of its stock during the 2005 first quarter, which included $125 million repurchased concurrent with the convertible subordinated note offering in February 2005. Approximately $98.7 million remains authorized in the company’s current share repurchase program.

     Days sales outstanding for the first quarter was 59 days.

Conference Call and Webcast Information

     The Sybase 2005 first quarter conference call and Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Tuesday, April 19, 2005. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A one-week conference call replay will be available. To access the replay, please dial (888) 203-1112 for domestic access and (719) 457-0820 for international callers; the access code for the telephone replay is #8478640. Additionally, a Webcast replay will be available through July 20, 2005.

About Sybase, Inc.

     Sybase is the largest global enterprise software company exclusively focused on managing and mobilizing information from the data center to the point of action. Sybase provides open, cross-platform solutions that securely deliver information anytime, anywhere, enabling customers to create an information edge. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase Website: http://www.sybase.com.

Forward-Looking Statements

     Certain statements in this release concerning Sybase, Inc. and its prospects and future growth are forward-looking and involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward-looking statements include, but are not limited to, the performance of the global economy and growth in software industry sales; possible disruptive effects of organizational or personnel changes; the success of certain business combinations engaged in by the company or by competitors; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004.

Sybase First Quarter 2005 Selected Highlights

Sybase announcements during the first quarter of 2005 expanded upon the company’s leadership in the mobile enterprise computing market, with particular focus on industry accolades and the extension of new product offerings. Additionally, Sybase broadened its reach with key strategic partnerships and deepened its influence in the healthcare and aeronautical markets.

In Q1 2005, Sybase:

Mobile Enterprise Computing:

•	Outlined vision for delivering the Unwired Enterprise in CTIA keynote address by Sybase CEO John Chen:

http://www.sybase.com/detail?id=1034836

•	Debuted latest version of AvantGo®, a service of Sybase subsidiary iAnywhere Solutions, with enhanced capabilities for improved wireless synchronization, demonstrating leadership in mobile content delivery and mobile marketing:

http://www.ianywhere.com/press_releases/ag_new_version.html

•	Debuted new RFID Anywhere™ middleware platform from Sybase subsidiary iAnywhere Solutions, providing a platform to plan, develop, deploy and manage radio frequency identification (RFID) network solutions:

http://www.ianywhere.com/press_releases/rfid_anywhere.html

Customer Deployments:

•	Revealed the success of a real-time information management solution for Cessna Aircraft company, using Sybase EAServer, PowerBuilder® and PowerDesigner®:

http://www.sybase.com/detail?id=1034506

•	Announced that ProPath, a leader in pathology services to physicians and hospitals, is implementing two Sybase software solutions — the Sybase Provider kiosk and RFID Anywhere — to better manage specimen testing:

http://www.sybase.com/detail?id=1034545

•	Revealed that Relavis Corporation, a leader in CRM solutions, selected Sybase subsidiary iAnywhere Solutions’ Pylon Application Server™ to enable sales people to access key information through the convenience of hand-held technology:

http://www.ianywhere.com/press_releases/relavis.html

•	Announced Sybase subsidiary iAnywhere Solutions’ customers Brink’s; Lufthansa Systems; The Office of the Sheriff, Charles County, MD; Pioneer Hi-Bred; Reed Elsevier; and Winfield Solutions, demonstrating momentum and success of mobile technology to simplify business processes and drive revenue:

http://www.ianywhere.com/press_releases/customer_wins.html

Partnerships:

•	Announced that several Sybase technologies have been certified for use on Cingular’s GSM/GPRS/EDGE wireless network, an agreement that should speed the development and deployment of wireless applications on the fastest national wireless network in the U.S.:

http://www.ianywhere.com/press_releases/sybase_cingular.html

•	Unveiled the general availability of Sybase Adaptive Server® Enterprise for Linux on IBM’s eServer™ OpenPower™ systems with complete support and consulting services from Sybase and IBM to support mission-critical applications:

http://www.sybase.com/detail?id=1034555

•	Extended support for the Research In Motion (RIM) BlackBerry wireless platform within its iAnywhere Solutions mobile product portfolio to empower BlackBerry users with broader access to enterprise applications:

http://www.ianywhere.com/press_releases/sybase_rim.html

•	Sybase joined the Eclipse Foundation as a Strategic Developer Member, building upon its significant contributions to the Eclipse community and furthering the development and delivery of open source development tooling.

http://search.sybase.com/search/simple.do?keyword=Eclipse

Industry Accolades:

•	Recognized by MobileTrax’s annual Mobility Awards for Sybase subsidiary iAnywhere Solutions’ Answers Anywhere™ product and acquisition of XcelleNet®, highlighting best of breed product portfolio:

http://www.ianywhere.com/press_releases/mobiletrax_2005.html

•	Acknowledged by Open Source World’s Editor’s Choice Award, highlighting Sybase ASE for the “Best Linux Database”:

http://www.sybase.com/detail?id=1034058

•	Attained a security certification of level 4 (EAL4) from the International Common Criteria for Information Technology Security Evaluation for Sybase ASE:

http://www.sybase.com/detail?id=1034550

•	Announced that 24 Sybase technology partners will be named 2005 Computerworld Honors Laureates and receive a Medal of Achievement, a program recognizing leaders of innovation in nine fields:

http://www.sybase.com/details?id=1035147

Sybase, Adaptive Server Enterprise, Answers Anywhere, AvantGo, iAnywhere Solutions, PowerBuilder, PowerDesigner, Pylon Application Server, RFID Anywhere, and XcelleNet are trademarks of Sybase, Inc. or its subsidiaries. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended March 31, 2005				Three Months Ended March 31, 2004
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma

Revenues:
License fees	$62,708	–		$62,708	$57,905	–		$57,905
Services	129,203	–		129,203	125,254	–		125,254

Total revenues	191,911	–		191,911	183,159	–		183,159

Costs and expenses:
Cost of license fees	14,258	(4,710)	a	9,548	13,580	(3,831)	a	9,749
Cost of services	40,340	(67)	b	40,273	41,629	(45)	b	41,584
Sales and marketing	59,578	(93)	b	59,485	58,240	(68)	b	58,172
Product development and engineering	33,527	(9)	b	33,518	30,667	(19)	b	30,648
General and administrative	22,233	(1,288)	b	20,945	20,943	(1,170)	b	19,773
Amortization of other purchased intangibles	1,677	(1,677)	a	–	500	(500)	a	–
Cost (Reversal) of restructure	(8)	8	c	–	125	(125)	c	–

Total costs and expenses	171,605	(7,836)		163,769	165,684	(5,758)		159,926

Operating income	20,306	7,836		28,142	17,475	5,758		23,233
Interest income and expense and other, net	3,108	–		3,108	3,589	–		3,589

Income before income taxes	23,414	7,836		31,250	21,064	5,758		26,822

Provision for income taxes	10,068	557	d	10,625	7,879	704	d	8,583

Net income	$13,346	$7,279		$20,625	$13,185	$5,054		$18,239

Basic net income per share	$0.14	$0.08		$0.22	$0.14	$0.05		$0.19

Shares used in computing basic net income per share	92,669	92,669		92,669	97,291	97,291		97,291

Diluted net income per share	$0.14	$0.08		$0.22	$0.13	$0.05		$0.18

Shares used in computing diluted net income per share	95,134	95,134		95,134	101,054	101,054		101,054

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring because we do not believe they are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2005	2004
(In thousands, except share and per share data)	(Unaudited)
Current assets:
Cash and cash equivalents	$394,886	$321,417
Short-term investments	437,211	158,217

Total cash, cash equivalents and short-term cash investments	832,097	479,634

Restricted cash	5,438	5,356
Accounts receivable, net	126,352	157,897
Deferred income taxes	11,199	11,205
Other current assets	21,318	14,790

Total current assets	996,404	668,882

Long-term cash investments	59,198	33,998
Restricted long-term cash investments	2,600	2,600
Property, equipment and improvements, net	61,013	64,371
Deferred income taxes	41,529	39,440
Capitalized software, net	64,038	61,771
Goodwill, net	213,856	214,110
Other purchased intangibles, net	60,820	67,208
Other assets	39,752	31,142

Total assets	$1,539,210	$1,183,522

Current liabilities:
Accounts payable	$12,557	$11,962
Accrued compensation and related expenses	32,146	43,632
Accrued income taxes	41,933	32,595
Other accrued liabilities	74,180	81,715
Deferred revenue	231,003	208,741

Total current liabilities	391,819	378,645

Other liabilities	35,118	33,121
Long-term deferred revenue	6,966	10,170
Minority interest	5,030	5,030
Long-term convertible debt	460,000	–

Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	–	–
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2004 - 105,337,362)	105	105
Additional paid-in capital	952,621	940,806
Accumulated deficit	(54,023)	(66,690)
Other comprehensive income	38,133	49,356
Less: Cost of treasury stock (15,865,448 shares and 2004 - 9,818,385)	(278,796)	(159,617)
Unearned compensation	(17,763)	(7,404)

Total stockholders’ equity	640,277	756,556

Total liabilities and stockholders’ equity	$1,539,210	$1,183,522

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2005	2004
Revenues:
License fees	$62,708	$57,905
Services	129,203	125,254

Total revenues	191,911	183,159

Costs and expenses:
Cost of license fees	9,548	9,749
Cost of services	40,273	41,584
Sales and marketing	59,485	58,172
Product development and engineering	33,518	30,648
General and administrative	20,945	19,773

Total costs and expenses	163,769	159,926

Operating income	28,142	23,233

Interest income and expense and other, net	3,108	3,589

Income before income taxes	31,250	26,822

Provision for income taxes	10,625	8,583

Net income	$20,625	$18,239

Basic net income per share	$0.22	$0.19

Shares used in computing basic net income per share	92,669	97,291

Diluted net income per share	$0.22	$0.18

Shares used in computing diluted net income per share	95,134	101,054

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2005	2004
Revenues:
License fees	$62,708	$57,905
Services	129,203	125,254

Total revenues	191,911	183,159

Costs and expenses:
Cost of license fees	14,258	13,580
Cost of services	40,340	41,629
Sales and marketing	59,578	58,240
Product development and engineering	33,527	30,667
General and administrative	22,233	20,943
Amortization of other purchased intangibles	1,677	500
Cost (Reversal) of restructure	(8)	125

Total costs and expenses	171,605	165,684

Operating income	20,306	17,475

Interest income and expense and other, net	3,108	3,589

Income before income taxes	23,414	21,064

Provision for income taxes	10,068	7,879

Net income	$13,346	$13,185

Basic net income per share	$0.14	$0.14

Shares used in computing basic net income per share	92,669	97,291

Diluted net income per share	$0.14	$0.13

Shares used in computing diluted net income per share	95,134	101,054

SYBASE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended
	March 31,
(Dollars in thousands)	2005	2004
Cash and cash equivalents, beginning of year	$321,417	$315,404
Cash flows from operating activities:
Net income	13,346	13,185
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,539	19,892
Loss on disposal of assets	327	341
Deferred income taxes	(2,083)	(1,324)
Amortization of deferred stock-based compensation	1,457	1,302
Amortization of note issuance costs	202	—
Changes in assets and liabilities:
Accounts receivable	29,853	31,864
Other current assets	(6,527)	(3,128)
Other assets – operating	877	216
Accounts payable	595	2,010
Accrued compensation and related expenses	(11,486)	(9,235)
Accrued income taxes	9,472	(1,321)
Other accrued liabilities	(7,747)	(13,235)
Deferred revenues	19,058	24,705
Other liabilities	2,082	1,126

Net cash provided by operating activities	69,965	66,398
Cash flows from investing activities:
Increase in restricted cash	(82)	(165)
Purchases of available-for-sale cash investments	(404,594)	(25,336)
Maturities of available-for-sale cash investments	99,297	22,286
Sales of available-for-sale cash investments	451	45,561
Purchases of property, equipment and improvements	(3,757)	(7,764)
Proceeds from sale of fixed assets	10	68
Capitalized software development costs	(9,588)	(8,157)
(Increase) Decrease in other assets – investing	1	(26)

Net cash provided by (used for) investing activities	(318,262)	26,467
Cash flows from financing activities:
Proceeds from the issuance of convertible subordinated notes, net of issuance costs	450,529	—
Payments on capital lease	(79)	—
Net proceeds from the issuance of common stock and reissuance of treasury stock	10,085	16,950
Purchases of treasury stock	(129,942)	(53,946)

Net cash provided by (used for) financing activities	330,593	(36,996)
Effect of exchange rate changes on cash	(8,827)	(817)

Net increase in cash and cash equivalents	73,469	55,052

Cash and cash equivalents, end of period	394,886	370,456
Cash investments, end of period	496,409	216,202

Total cash, cash equivalents and cash investments, end of period	$891,295	$586,658

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$46,861	$11	$–	$–	$46,872
Mobile and Embedded	5,422	10,120	–	–	15,542
E-Finance	–	–	294	–	294

Subtotal license fees	52,283	10,131	294	–	62,708
Intersegment license revenues	21	4,510	–	(4,531)	–

Total license fees	52,304	14,641	294	(4,531)	62,708

Services	114,648	8,939	5,616	–	129,203
Intersegment service revenues	5	6,499	1,004	(7,508)	–

Total services	114,653	15,438	6,620	(7,508)	129,203

Total revenues	166,957	30,079	6,914	(12,039)	191,911

Total allocated costs and expenses	142,266	27,457	7,600	(12,039)	165,284

Operating income (loss) before unallocated costs	$24,691	$2,622	$(686)	$–	$26,627

Other unallocated cost savings					(1,515)

Operating income after unallocated expenses					28,142

Interest income and expense and other, net					3,108

Income before income taxes					31,250

Provision for income taxes					10,625

Net income					$20,625

Basic net income per share					$0.22

Shares used in computing basic net income per share					92,669

Diluted net income per share					$0.22

Shares used in computing diluted net income per share					95,134

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change which we do not believe are indicative of our core business. Even though such items have recurred in the past and may recur in future periods, they are driven by events (such as acquisitions and restructurings) that occur sporadically and are not directly related to our ongoing core business operations. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions	Fusion	Eliminations	Total
Revenues:
License fees
Infrastructure	$46,861	$11	$–	$–	$46,872
Mobile and Embedded	5,422	10,120	–	–	15,542
E-Finance	–	–	294	–	294

Subtotal license fees	52,283	10,131	294	–	62,708
Intersegment license revenues	21	4,510	–	(4,531)	–

Total license fees	52,304	14,641	294	(4,531)	62,708

Services	114,648	8,939	5,616		129,203
Intersegment service revenues	5	6,499	1,004	(7,508)	–

Total services	114,653	15,438	6,620	(7,508)	129,203

Total revenues	166,957	30,079	6,914	(12,039)	191,911

Total allocated costs and expenses before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	142,266	27,457	7,600	(12,039)	165,284

Operating income (loss) before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	24,691	2,622	(686)	–	26,627

Cost of restructure - 2005 Activity	(8)	–		–	(8)
Amortization of customer lists	–	711	500	–	1,211
Amortization of covenant not to compete	–	466	–	–	466
Amortization of purchased technology	2,920	979	811	–	4,710

Operating income (loss) before unallocated costs	$21,779	$466	$(1,997)	$–	$20,248

Other unallocated cost savings					(58)

Operating income after unallocated expenses					20,306

Interest income and expense and other, net					3,108

Income before income taxes					23,414

Provision for income taxes					10,068

Net income					$13,346

Basic net income per share					$0.14

Shares used in computing basic net income per share					92,669

Diluted net income per share					$0.14

Shares used in computing diluted net income per share					95,134